EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Highlands Insurance Group, Inc.



We consent to the use of our reports incorporated herein by reference and to the reference to our firm included in this registration statement.



KPMG PEAT MARWICK LLP


Houston, Texas
May 29, 1998


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